                                                                   Exhibit 10.89



                                                            Date: August 7, 1998
                                 LOAN AGREEMENT

     This Loan Agreement (the "Agreement") dated as of August 7, 1998, by and between NationsBank, N.A., a national banking association ("Bank") and the Borrower described below.

     In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1.   DEFINITIONS AND REFERENCE TERMS.  In addition to any other terms
          -------------------------------
defined herein, the following terms shall have the meaning set forth with respect thereto:

          A.  BORROWER: Texas Timberjack, Inc., a Texas corporation

          B.  BORROWER'S ADDRESS:
              Route 15, Box 9475
              Lufkin, Texas 75901

          C. CURRENT ASSETS. Current Assets means the aggregate amount of all of Borrower's assets which would, in accordance with GAAP, properly be defined as current assets.

          D. CURRENT LIABILITIES. Current Liabilities means the aggregate amount of all current liabilities as determined in accordance with GAAP, but in any event shall include all liabilities except those having a maturity date which is more than one year from the date as of which such computation is being made.

          E. HAZARDOUS MATERIALS. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

          F.  LOAN. Any loan  described in Section 2 hereof.

          G. LOAN DOCUMENTS. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.

          H. AFFILIATE. With respect to Polyphase Corporation, "affiliate" shall include any of its subsidiaries (other than Borrower), any person or corporation owning 5% or more of any class of its stock, any corporation or other legal entity controlled by Polyphase Corporation or under common control with Polyphase Corporation, and any officer or director of Polyphase Corporation, Borrower, or any affiliate of Polyphase.

          I. ACCOUNTING TERMS. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

     2.   LOANS.
          -----

          A.   LOAN.  Bank hereby agrees to make (or has made)  one or more
loans   to Borrower in the aggregate principal face amount of $12,000,000.00.
The obligation to repay the loans is evidenced by a promissory note or notes dated July __, 1998 (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

          i .   [X]  REVOLVING CREDIT FEATURE.  The Loan provides for a
revolving line of credit (the "Line") under which Borrower may from time to time, borrow, repay and re-borrow funds.

          ii.   OMITTED]

         iii. BORROWING BASE. The Line is subject to the Borrowing Base Agreement attached hereto as Exhibit "A" and by reference made a part hereof.


     3.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
          ------------------------------
warrants to Bank as follows:

          A. GOOD STANDING. Borrower is a corporation duly organized, validly existing and in good standing under the laws of Texas and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

          B. AUTHORITY AND COMPLIANCE. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

          C. BINDING AGREEMENT. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

          D. LITIGATION. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this

Agreement.

          E. NO CONFLICTING AGREEMENTS. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

          F. OWNERSHIP OF ASSETS. Borrower has good title to its assets, and its assets are free and clear of liens, except those granted to Bank and as disclosed to Bank in writing prior to the date of this Agreement.

          G. TAXES. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

          H. FINANCIAL STATEMENTS. The financial statements of Borrower heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations
since September 30, 1997.    All factual information furnished by Borrower to
Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

          I. PLACE OF BUSINESS. Borrower's chief executive office is located at

               Route 15, Box 9475
               Lufkin, Texas 75901

          J.   ENVIRONMENTAL    The conduct of Borrower's business operations
and the condition of Borrower's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

          K. CONTINUATION OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

     4.   AFFIRMATIVE COVENANTS.  Until full payment and performance of all
          ---------------------
obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

          A. FINANCIAL CONDITION. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

     i. Maintain a ratio of "Funded Debt" to "EBITDA" of not less than 2.5 for the 12-month period consisting of the Borrower's previous four fiscal quarters. "Funded Debt" shall include all of the Borrower's funded bank debt (not including its obligations to vendors under floor plans). "EBITDA" means earnings before interest, taxes, depreciation, and amortization.

          B. FINANCIAL STATEMENTS AND OTHER INFORMATION. Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Bank may desire, and pay the reasonable fees and disbursements of any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. All financial statements called for below shall be prepared in form and content acceptable to Bank and by independent certified public accountants acceptable to Bank.

In addition, Borrower will:

     i. Furnish to Bank audited financial statements of Borrower (including a balance sheet and profit and loss statement) for each fiscal year of Borrower, within 120 days after the close of each such fiscal year.

     ii. Furnish to Bank financial statements (including a balance sheet and profit and loss statement) of Borrower for each quarter of each fiscal year of Borrower, within 45 days after the close of each such period.

     iii. Furnish to Bank audited financial statements of Polyphase Corporation for each fiscal year of Polyphase Corporation, within 120 days after the close of each such fiscal year.

     iv. Furnish to Bank copies of all 10-Ks, 10-Qs, and all other material public filings made by Polyphase Corporation with the Securities and Exchange Commission and with any other state or federal agency within 30 days after filing with such agency.

     v.        [Omitted].

     vi. Furnish to Bank a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in paragraphs i and ii above, containing (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants, including the ration required by Paragraph 4.A.i. of this

Agreement.

       vii. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower and Polyphase Corporation, respectively, from time to time, as Bank may reasonably request including but not limited to (with respect to Borrower) monthly statements of receivables aging, listings of receivables and sales contracts, listing of inventory, and a borrowing base certificate, each of which shall be delivered to the Bank within 45 days of the end of the month.

          C. INSURANCE. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior notice to Bank of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

          D. EXISTENCE AND COMPLIANCE. Maintain its existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

          E.   ADVERSE CONDITIONS OR EVENTS.  Promptly advise Bank in writing of
(i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower not fully covered by insurance, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $50,000.00.

          F. TAXES AND OTHER OBLIGATIONS. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

          G. MAINTENANCE. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

          H.   ENVIRONMENTAL .    Immediately advise Bank in writing of (i) any
and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's business operations; and (ii) all claims made or threatened by any third party against Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Bank of any remedial action taken by Borrower with respect to Borrower's business operations. Borrower will not use or permit any other party to use any Hazardous Materials At any of Borrower's places of business or at any other property owned by Borrower except such materials as are incidental to Borrower's normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrower agrees to permit Bank, its agents, contractors and employees to enter and inspect any of Borrower's places of business or any other property of Borrower at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Bank on demand for the costs of any such environmental investigation and audit. Borrower shall provide Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's business operations within five (5) days of the request therefore.

          I. YEAR 2000 COMPLIANCE. Will promptly notify the Bank in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its affiliates' business and operations will not be Year 2000 complaint on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     5.   NEGATIVE COVENANTS.  Until full payment and performance of all
          ------------------
obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

          A. CAPITAL EXPENDITURES. Make capital expenditures during each fiscal year (including capitalized leases) exceeding $500,000. in the aggregate.

          B.   [OMITTED]

          C.   [OMITTED]

          D. TRANSFER OF ASSETS OR CONTROL. Sell, lease, assign or otherwise dispose of or transfer any assets, except in the normal course of its business, or enter into any merger or consolidation, or transfer control or ownership of the Borrower or form or acquire any subsidiary. Provided, that the transfer of 100% ownership of Borrower to Harold Estes would not require the prior approval of the Bank.

          E. LIENS. Except as permitted in this Paragraph 5.E., grant, suffer or permit any contractual or noncontractual lien on or security interest in its assets, except in favor of Bank, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise. Provided, that Borrower may grant purchase money liens against specific inventory under floor plans with vendors and arrangements previously disclosed in writing to Bank.

          F. EXTENSIONS OF CREDIT. Except as provided in this paragraph, make or permit any subsidiary to make, any loan or advance to any person or entity, or purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer with any person or entity, except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year. Borrower may advance not more than an aggregate amount of $4,000,000.00 outside the ordinary course of business (including advances to Wood Forest Products, L.L.C., Southern Forest Products, L.L.C. and all other ventures and equity investments). In no event shall Borrower advance any funds to Polyphase Corporation or any of its affiliates or to any officer or director of Borrower. The $4,000,000.00 limitation in this paragraph shall not be aggregated with the $10,000,000.00 limitation in the next paragraph.

          G. BORROWINGS; CONTINGENT LIABILITIES. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to Bank, except for normal trade debts incurred in the ordinary course of Borrower's business.

Borrower shall incur no contingent liabilities except in the ordinary course of its business under conditional sales contracts to Borrower's customers and guarantees of direct loans to Borrower's customers for the purchase of equipment from Borrower. Borrower's contingent liabilities in the ordinary course of business shall not exceed $10,000,000.00 in the aggregate.

Borrower shall not in any manner become liable for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) of Polyphase Corporation or any of its affiliates.

          H. DIVIDENDS AND DISTRIBUTIONS. Make any distribution on any shares of any class of its capital stock or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of Borrower exceeding an amount equal to that portion of the federal income tax liability actually owing by Polyphase Corporation with respect to the income of Borrower -- less any amounts owed by Polyphase Corporation to Borrower -- or in any way amend its capital structure. Provided, that if Bank calls upon Polyphase Corporation to honor its guaranty of the Loan, it shall not be a default under this Agreement if Borrower distributes money to Polyphase Corporation, but only if all such distributions are paid by Polyphase Corporation to Bank on account of Polyphase Corporation's guaranty of the Loan.

          I. CHARACTER OF BUSINESS. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

          J. MANAGEMENT CHANGE. Make any substantial change in its present executive or management personnel, including but not limited to any change in the duties of Harold Estes.

     6.   DEFAULT.  Borrower shall be in default under this Agreement and under
          -------
each of the other Loan Documents if:

     (i) Borrower shall default in the payment of any amounts due and owing under the Loan, if not cured within five 5 days after notice by Bank; or

     (ii) should Borrower fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in this Agreement or in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of NationsBank Corporation, which default is not cured within 30 days of notice by Bank; or

     (iii) should Polyphase Corporation or any of its subsidiaries be the subject any case or proceeding under Title 11, United States Code.

     If Wood Forest Products, L.L.C., Southern Forest Products, L.L.C., or EBB Farms should be in default under the terms of any loan by Bank to them, or to any one or more of them, that shall not by itself be a default under the terms of this Agreement. But such a default by Wood Forest Products, L.L.C., Southern Forest Products, L.L.C., or EBB Farms shall excuse Bank from any obligation to make advances under its line of credit to Borrower; and Borrower shall be in default under this Agreement if Borrower fails to honor any guaranty in favor of Bank with respect to Wood Forest Products, L.L.C. or Southern Forest Products, L.L.C., or any other person or entity. Provided, that a default by EBB Farms on a loan to Bank shall only excuse Bank from its obligation to make advances under its line of credit to Borrower if the loan is one cross-collateralized with loans from Bank to Wood Forest Products, L.L.C. or Southern Forest Products, L.L.C.

     7.   REMEDIES UPON DEFAULT.  If an event of default shall occur, Bank shall
          ---------------------
have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

     8.   NOTICES.  All notices, requests or demands which any party is required
          -------
or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:


     Borrower: Texas Timberjack, Inc.       Bank:  NationsBank, N.A.
     Route 15, Box 9475                     415 South First Street
     Lufkin, Texas 75901                    P. O. Drawer 10
     Attn: Mike Boatman                     Lufkin, Texas   75901
     Fax. No. (409) 639-3673                    Attn:  Senior Commercial Loan
                                                       Officer
                                            Fax No. (409) 639-8215

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

          A.   If sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid;

          B.   If sent by  any other means , upon delivery.

     9.   COSTS, EXPENSES AND ATTORNEYS' FEES.  Borrower shall pay to Bank
          -----------------------------------
immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted by applicable law), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) . all other costs and attorneys' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the Terms of the Loan Documents.

     10.  MISCELLANEOUS.  Borrower and Bank further covenant and agree as
          -------------
follows, without limiting any requirement of any other Loan Document:

          A. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

          B. APPLICABLE LAW. This Loan Agreement and the rights and obligations of the parties hereunder shall be deemed to have been made in the State of Texas at Bank's address indicated at the beginning of this Loan Agreement and shall be governed by, and construed in accordance with, the laws of the State of Texas, and is performable in the City and County of Texas at the Bank's address indicated at the beginning of this Loan Agreement.

          C. AMENDMENT. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Loan Agreement.

          D. DOCUMENTS. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

          E. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          F. INDEMNIFICATION. Notwithstanding anything to the contrary contained in Section 10(G), Borrower shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower, regardless of whether the Borrower has paid the employee under the workmen' s compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

          G. SURVIVABILITY. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Line shall not have expired.

          H. CONTROLLING DOCUMENT. To the extent that this Agreement conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Agreement, this Agreement shall control over any other such document, and if this Agreement does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

     11.  [OMITTED]

     12.  ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES
          -----------
HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY

BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          A.   SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY
               -------------
OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          B.   RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
               ---------------------
SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. BORROWER MAY LIKEWISE ATTEMPT TO PREVENT ANY SUCH ACTION BY BANK. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13.  NOTICE OF FINAL AGREEMENT.  THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN
     -------------------------   ----------------------------------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
--------------------------------------------------------------------------------
OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.

BORROWER: TEXAS TIMBERJACK, INC.         BANK:  NATIONSBANK, N.A.


By: ____________________________         By:______________________________
Name: Mike Boatman                       Name:  Stacy Irwin
Title: Secretary                         Title: Vice President